Fees Summary	Feb. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,991,552,500
Previously Paid Amount	0
Total Fee Amount	458,006.69
Total Offset Amount	0
Net Fee	$ 458,006.69